UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition

        On July 19, 2006, Rainier Pacific Financial Group, Inc. issued its earnings release for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        Press Release of Rainier Pacific Financial Group, Inc. dated July 19, 2006.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: July 19, 2006                                               /s/John A. Hall
                                                                            John A. Hall
                                                                            President and Chief Executive Officer
                                                                           (Principal Executive Officer)


EXHIBIT 99.1


                                                                                            For more information, contact:
                                                                                            John Hall: (253) 926-4007
                                                                                            jhall@rainierpac.com
**For Immediate Release**                                                          or
                                                                                            Vic Toy: (253) 926-4038
                                                                                             vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Reports Second Quarter Earnings

Tacoma, Washington - July 19, 2006 - Rainier Pacific Financial Group, Inc. (the "Company") (NASDAQ GSM: RPFG) today announced its second quarter results. Net income for the quarter ended June 30, 2006 was $693,000, or $0.12 per diluted share, compared to net income of $635,000, or $0.10 per diluted share, for the same period in 2005. For the six months ended June 30, 2006, the Company's net income was $1.3 million, or $0.23 per diluted share, compared to net income of $1.4 million, or $0.22 per diluted share, for the same period in 2005.

The Company's revenue (i.e., net interest income before provisions for loan losses plus non-interest income) for the quarter ended June 30, 2006 was $8.3 million, compared to $7.7 million for the same period a year ago. Net interest income before the provision for loan losses for the quarter ended June 30, 2006 was $6.1 million, compared to $6.0 million for the same period a year ago, although the Company's net interest margin narrowed during the quarter in connection with higher cost of funds resulting from higher short-term interest rates and the effects of a continued flat yield curve. For the quarter ended June 30, 2006, the Company's net interest margin was 2.87%,


compared to 3.03% for the quarter ended March 31, 2006, and 3.33% for the quarter ended June 30, 2005. For the quarter ended June 30, 2006, the yield on the Company's interest-earning assets was 6.22%, compared to 6.07% and 5.75% for the quarters ended March 31, 2006 and June 30, 2005, respectively. For the quarter ended June 30, 2006, the Company's cost of interest-bearing liabilities was 3.69%, compared to 3.36% and 2.73% for the quarters ended March 31, 2006 and June 30, 2005, respectively.

Non-interest income was $2.2 million for the quarter ended June 30, 2006, compared to $1.7 million for the same quarter in 2005. Insurance service fee income increased to $518,000 in the second quarter of 2006, compared to $133,000 for the same quarter in 2005. This increase, and a significant portion of the increase in non-interest income during the quarter, was the result of additional revenue generated by the two insurance agency businesses acquired by the Company on January 3, 2006. Also contributing to the increase in non-interest income was an increase in real estate lease income, which increased to $281,000 during the quarter, compared to $119,000 for the same quarter in 2005. The increase in real estate lease income was attributable to the Bank's corporate offices that were fully leased.

The Company's provision for loan losses was $150,000 for the quarter ended June 30, 2006, unchanged from the provision made for the quarters ended March 31, 2006 and June 30, 2005.

Non-interest expense was $7.1 million for the quarter ended June 30, 2006, compared to $6.6 million for the same quarter in 2005. The increase in non-interest expense was primarily attributable to increased compensation and benefits costs associated with the employees hired in


connection with the insurance agency acquisition and the expensing of previously granted stock options to employees and directors. On January 1, 2006, the Company implemented Financial Accounting Standards Board Statement No. 123 (Revised 2004) "Share Based Payment" ("Statement 123(R)"), which requires all share-based payments, including grants of stock options, to be recognized as compensation expense in the Company's Statement of Income. The implementation of Statement 123(R) resulted in additional non-cash compensation expenses of $139,000 in the second quarter of 2006, compared to no such expenses for the same quarter in 2005.

At June 30, 2006, the Company's total assets were $919.2 million, reflecting an increase of $48.4 million, or 5.6%, from $870.8 million at December 31, 2005. Total shareholders' equity at June 30, 2006 was $85.3 million, compared to $84.7 million at December 31, 2005.

The Company's book value and tangible book value per share as of June 30, 2006 were $13.89 and $13.34 per share, respectively, based upon 6,136,763 outstanding shares of common stock. The number of outstanding shares includes 190,570 restricted shares granted to participants under the Company's 2004 Management Recognition Plan that have not yet vested and excludes 492,107 of unallocated shares held by the Rainier Pacific 401(k) Employee Stock Ownership Plan.

During the second quarter ended June 30, 2006, the Company purchased and retired 500 shares of its outstanding shares of common stock at an average price of $17.70 per share. At June 30, 2006, the Company had the authority to purchase an additional 280,620 shares of common stock under its current approved stock repurchase program.


Total loans increased to $608.4 million at June 30, 2006, up $12.7 million, or 2.1%, and $25.5 million, or 4.4%, from $595.7 million at March 31, 2006 and $582.9 million at December 31, 2005, respectively. For the quarter ended June 30, 2006, the yield on loans was 6.92%, compared to 6.79% and 6.63% for the quarters ended March 31, 2006 and June 30, 2005, respectively. At June 30, 2006, the loan portfolio consisted of 29.6% commercial real estate loans, 27.2% multi-family real estate loans, 14.1% single-family real estate loans, 10.6% consumer loans, 10.3% real estate construction loans, 6.1% home equity loans, and 2.1% commercial business loans.

The Company sold $2.6 million of single-family fixed-rate real estate loans during the quarter ended June 30, 2006, compared to $3.4 million during the same period in 2005. The loan sales during the second quarter of 2006 generated net gains of $46,000, compared to $109,000 generated on loan sales during the same quarter in 2005. During the six months ended June 30, 2006, the Company sold $7.0 million of single-family loans, compared to $19.6 million during the same period in 2005. The loan sales during the first six months of 2006 generated net gains of $52,000, compared to $316,000 generated on loan sales during the same period in 2005. The portfolio of loans serviced for others was $106.4 million at June 30, 2006, compared to $103.9 million for the same period in 2005.

Total loan originations during the quarter ended June 30, 2006 were $58.0 million, compared to $57.8 million for the same period in 2005 and $46.0 million for the quarter ended March 31, 2006. The Company continued to focus on generating multi-family, commercial real estate, and real estate construction loans; and originated $39.4 million of new loans in these categories during the second quarter of 2006, compared to $38.1 million for the same period one year ago.


The credit quality indicators of the loan portfolio remained stable during the second quarter of 2006. Net charge-offs were $227,000 during the quarter ended June 30, 2006, compared to $260,000 for the quarter ended March 31, 2006 and $378,000 for the quarter ended June 30, 2005. Loans more than 30 days delinquent as a percentage of total loans were 0.21% at June 30, 2006, unchanged compared to 0.21% at March 31, 2006 and less than the 0.28% at December 31, 2005. Non-performing loans (i.e., loans 90 days or more past due or non-accrual loans) were $98,000, or 0.02% of total loans, at June 30, 2006; compared to $121,000, or 0.02% of total loans, at March 31, 2006; and $114,000, or 0.02% of total loans, at December 31, 2005. Non-performing assets were $98,000, or 0.01% of total assets, at June 30, 2006; compared to $150,000, or 0.02% of total assets, at March 31, 2006; and $141,000, or 0.02% of total assets, at December 31, 2005. The allowance for loan losses totaled $8.4 million at June 30, 2006, representing an allowance to total loans ratio of 1.38%, compared to $8.5 million, or 1.42%, at March 31, 2006, and $8.6 million, or 1.47%, at December 31, 2005.

The Company's investment securities portfolio at June 30, 2006 was $226.1 million (excluding $13.7 million in Federal Home Loan Bank of Seattle stock holdings), representing a decrease of $4.2 million compared to the $230.3 million portfolio at March 31, 2006, and relatively unchanged compared to the $225.7 million portfolio at December 31, 2005.

Total deposits were $449.4 million at June 30, 2006, relatively unchanged compared to $449.3 million at March 31, 2006, and were $11.4 million higher than the $438.0 million at December 31, 2005. During the quarter, core deposits (comprised of checking, savings, money market, and


individual retirement accounts) increased $2.3 million and totaled $205.6 million, or 45.7% of total deposits, as of June 30, 2006. Brokered deposit balances were $46.4 million at June 30, 2006, compared to $45.5 million at March 31, 2006 and $52.2 million at December 31, 2005. The average cost of deposits was 3.26% for the quarter ended June 30, 2006, up 32 basis points compared to the 2.94% for the quarter ended March 31, 2006, and up 134 basis points compared to the 1.92% for the quarter ended June 30, 2005.

"The impact of rising short-term rates and the flat yield curve, as well as intense local competition for both deposits and loans, continued to place pressure on our interest rate margins during the second quarter. With the expectation that short-term rates are near the top of this cycle, we expect our net interest margin to stabilize later in the year. Looking forward, we anticipate the size of our investment portfolio to gradually decline as we replace maturing securities with higher yielding loans. We will also remain focused on growing our retail deposit base to enable us to rely less on wholesale funding sources to supplement our asset growth during the second half of the year," said John A. Hall, President and CEO.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank. The Bank opened a new full-service location in the Federal Way Crossings development in the City of Federal Way on July 17, 2006 and now has 14 branch offices in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.


Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

Page 7 o f 12


Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
(Dollars in Thousands)

	At June 30,	At March 31,	At December 31,
	2006	2006	2005
ASSETS
Cash and cash equivalents	$ 7,980	$ 8,962	$ 9,955
Interest-bearing deposits with banks	22,816	2,993	3,836
Securities available-for-sale	149,320	151,384	144,212
Securities held-to-maturity (fair value of $74,252 at June 30, 2006; $76,643 at March 31, 2006; and $79,885 at December 31, 2005)	76,800	78,953	81,497
Federal Home Loan Bank ("FHLB") stock, at cost	13,712	13,712	13,712

Loans	608,414	595,695	582,894
Less: allowance for loan losses	(8,410)	(8,487)	(8,597)
Loans, net	600,004	587,208	574,297

Premises and equipment, net	35,173	34,899	34,307
Accrued interest receivable	3,941	3,865	3,861
Other assets	9,481	8,978	5,166

TOTAL ASSETS	$ 919,227	$ 890,954	$ 870,843

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits
Non-interest bearing	$ 32,449	$ 32,843	$ 31,065
Interest-bearing	416,982	416,416	406,965
Total Deposits	449,431	449,259	438,030

Borrowed funds	373,415	348,336	340,240
Corporate drafts payable	3,985	2,734	2,977
Accrued compensation and benefits	2,090	1,185	1,958
Other liabilities	5,040	4,955	2,928

TOTAL LIABILITIES	833,961	806,469	786,133

SHAREHOLDERS' EQUITY:
Common stock, no par value: 49,000,000 shares authorized; 6,628,870 shares issued and 5,946,193 outstanding at June 30, 2006; 6,630,870 shares issued and 5,913,937 outstanding at March 31, 2006; and 6,690,847 shares issued and 5,940,502 shares outstanding at December 31, 2005	49,603	49,132	49,598
Unearned Employee Stock Ownership Plan ("ESOP") shares	(4,921)	(5,091)	(5,261)
Accumulated other comprehensive loss, net of tax	(1,768)	(1,613)	(1,441)
Retained earnings	42,352	42,057	41,814

TOTAL SHAREHOLDERS' EQUITY	85,266	84,485	84,710
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 919,227	$ 890,954	$ 870,843


Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
INTEREST INCOME
Loans	$ 10,414	$ 8,364	$ 20,407	$ 16,537
Securities available-for-sale	2,005	1,129	3,930	2,145
Securities held-to-maturity	723	812	1,465	1,654
Interest-bearing deposits	52	5	116	9
FHLB stock dividends	-	-	-	54
Total interest income	13,194	10,310	25,918	20,399
INTEREST EXPENSE
Deposits	3,277	1,599	6,276	2,856
Borrowed funds	3,821	2,723	7,146	5,193
Total interest expense	7,098	4,322	13,422	8,049
Net interest income	6,096	5,988	12,496	12,350
PROVISION FOR LOAN LOSSES	150	150	300	450
Net interest income after provision for loan loss	5,946	5,838	12,196	11,900
NON-INTEREST INCOME
Deposit service fees	897	971	1,701	1,845
Loan service fees	290	238	550	456
Insurance service fees	518	133	1,034	300
Investment service fees	163	124	284	256
Real estate lease income	281	119	564	184
Gain (loss) on sale of securities, net	-	(2)	-	(2)
Gain on sale of loans, net	46	109	52	316
Gain on sale of premises and equipment, net	-	(2)	-	286
Other operating income	27	1	57	20
Total non-interest income	2,222	1,691	4,242	3,661
NON-INTEREST EXPENSE
Compensation and benefits	4,034	3,604	8,064	7,171
Office operations	1,308	1,312	2,606	2,752
Occupancy	635	472	1,275	960
Loan servicing	144	132	261	236
Outside and professional services	237	403	656	705
Marketing	222	238	451	563
Other operating expenses	523	408	1,071	1,055
Total non-interest expense	7,103	6,569	14,384	13,442

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,065	960	2,054	2,119

PROVISION FOR FEDERAL INCOME TAX	372	325	719	719

NET INCOME	$ 693	$ 635	$ 1,335	$ 1,400

EARNINGS PER COMMON SHARE
Basic	$ 0.12	$ 0.10	$ 0.23	$ 0.22
Diluted	$ 0.12	$ 0.10	$ 0.23	$ 0.22
Weighted average shares outstanding - Basic	5,924,609(1)	6,148,455(2)	5,927,839(1)	6,294,499(2)
Weighted average shares outstanding - Diluted	5,935,785(1)	6,150,112(2)	5,930,684(1)	6,316,767(2)

            (1)     Weighted average shares outstanding (both Basic and Diluted) include 133,430 shares of the 324,000 restricted shares (net of forfeited shares) granted and issued under the 2004 Management Recognition Plan ("MRP").

            (2)     Weighted average shares outstanding (both Basic and Diluted) include 67,335 shares of the 328,300 restricted shares (net of forfeited shares) granted and issued under the MRP.


Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands, except per share data)

	Three Months Ended
	June 30, 2006	March 31, 2006
INTEREST INCOME
Loans	$ 10,414	$ 9,993
Securities available-for-sale	2,005	1,925
Securities held-to-maturity	723	742
Interest-bearing deposits	52	64
FHLB stock dividends	-	-
Total interest income	13,194	12,724
INTEREST EXPENSE
Deposits	3,277	2,999
Borrowed funds	3,821	3,325
Total interest expense	7,098	6,324
Net interest income	6,096	6,400
PROVISION FOR LOAN LOSSES	150	150
Net interest income after provision for loan loss	5,946	6,250
NON-INTEREST INCOME
Deposit service fees	897	804
Loan service fees	290	260
Insurance service fees	518	516
Investment service fees	163	121
Real estate lease income	281	283
Gain (loss) on sale of securities, net	-	-
Gain on sale of loans, net	46	6
Gain on sale of premises and equipment, net	-	-
Other operating income	27	30
Total non-interest income	2,222	2,020
NON-INTEREST EXPENSE
Compensation and benefits	4,034	4,030
Office operations	1,308	1,298
Occupancy	635	640
Loan servicing	144	117
Outside and professional services	237	419
Marketing	222	229
Other operating expenses	523	548
Total non-interest expense	7,103	7,281

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,065	989

PROVISION FOR FEDERAL INCOME TAX	372	347

NET INCOME	$ 693	$ 642

EARNINGS PER COMMON SHARE
Basic	$ 0.12	$ 0.11
Diluted	$ 0.12	$ 0.11
Weighted average shares outstanding - Basic	5,924,609(1)	5,931,068(2)
Weighted average shares outstanding - Diluted	5,935,785(1)	5,931,068(2)

(1)     Weighted average shares outstanding (both Basic and Diluted) include 133,430 shares of the 324,000 restricted shares
        (net of forfeited shares) granted and issued under the MRP.

(2)     Weighted average shares outstanding (both Basic and Diluted) include 117,648 shares of the 325,500 restricted shares
        (net of forfeited shares) granted and issued under the MRP.


Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Loan growth	2.14%	3.58%	4.38%	2.64%
Deposit growth	0.04%	3.33%	2.60%	8.38%
Equity growth (decline)	0.92%	1.07%	0.66%	(10.46%)
Asset growth	3.17%	1.76%	5.56%	2.35%

Net interest margin	2.87%	3.33%	2.94%	3.47%
Increase in non-interest income	31.40%	0.59%	15.87%	7.30%
Increase (decrease) in non-interest expense	8.13%	(7.91%)	7.01%	(4.12%)
Net charge-offs to average loans	0.15%	0.30%	0.16%	0.25%
Efficiency ratio	85.39%	85.54%	85.94%	83.95%
Return on assets	0.31%	0.33%	0.30%	0.37%
Return on equity	3.26%	2.88%	3.14%	3.08%

Yield on loans	6.92%	6.63%	6.86%	6.59%
Yield on investments	4.77%	3.92%	4.67%	3.89%
Yield on FHLB stock	0.00%	0.00%	0.00%	0.80%

Cost of deposits	3.26%	1.92%	3.10%	1.76%
Cost of borrowed funds	4.16%	3.62%	4.01%	3.49%

Yield on interest-earning assets	6.22%	5.75%	6.14%	5.74%
Cost of interest-bearing liabilities	3.69%	2.73%	3.53%	2.59%
Net interest spread	2.53%	3.02%	2.61%	3.15%

Loans originated	$ 58,001	$ 57,830	$ 104,040	$ 100,496
Loans sold	$ 2,600	$ 3,411	$ 7,017	$ 19,582
Loans charged-off, net	$ 227	$ 378	$ 487	$ 633

Shares outstanding at end of period	6,136,763(1)	6,428,762(2)	6,136,763(1)	6,428,762(2)
Book value per share	$ 13.89	$ 13.76	$ 13.89	$ 13.76
Tangible book value per share	$ 13.34	$ 13.73	$ 13.34	$ 13.73

Net interest margin-quarter ended 06/30/2006	2.87%
Net interest margin-quarter ended 03/31/2006	3.03%
Net interest margin-quarter ended 12/31/2005	3.06%
Net interest margin-quarter ended 09/30/2005	3.22%
Net interest margin-quarter ended 06/30/2005	3.33%

     (1)    Shares outstanding at the end of the period shown represent all 6,628,870 shares issued (including a total of 190,570 unvested restricted shares, net of forfeitures, granted under the MRP), less 492,107 unallocated shares under the
               ESOP.

       (2)    Shares outstanding at the end of the period shown represent all 6,988,766 shares issued (including a total of 262,240 unvested restricted shares, net of forfeitures, granted under the MRP), less 560,004 unallocated shares under the
                ESOP.


Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
 (Dollars in Thousands)

	As of June 30,	As of March 31,	As of December 31,
	2006	2006	2005

Loans/Deposits	135.37%	132.60%	133.07%
Equity/Assets	9.28%	9.48%	9.73%
Non-performing assets:
Loans 90 days or more past due	$ 98	$ 121	$ 114
Repossessed assets	-	29	27
Other real estate owned	-	-	-
Total non-performing assets	$ 98	$ 150	$ 141

Loans greater than 30 days delinquent	$ 1,268	$ 1,251	$ 1,624
Loans greater than 30 days delinquent as a percentage of loans	0.21%	0.21%	0.28%

Non-performing loans as a percentage of loans	0.02%	0.02%	0.02%
Non-performing assets as a percentage of assets	0.01%	0.02%	0.02%

Allowance for loan loss as a percentage of non-performing loans	8,581.63%	7,014.05%	7,541.23%
Allowance for loan loss as a percentage of non-performing assets	8,581.63%	5,658.00%	6,097.16%
Allowance for loan loss as a percentage of total loans	1.38%	1.42%	1.47%

Loan portfolio composition:
Real estate:
One- to four-family residential	$ 85,878	$ 84,951	$ 84,903
Five or more family residential	165,344	162,957	158,997
Commercial	180,390	176,647	166,242
Total real estate	431,612	424,555	410,142

Real estate construction:
One- to four-family residential	57,624	52,791	53,247
Five or more family residential	4,927	4,863	4,859
Commercial	-	2,778	2,795
Total real estate construction	62,551	60,432	60,901

Consumer:
Automobile	34,374	37,080	39,429
Home equity	36,978	34,433	31,948
Credit cards	21,566	20,621	22,054
Other	8,587	8,768	9,196
Total consumer	101,505	100,902	102,627

Commercial/Business	12,746	9,806	9,224
Subtotal	608,414	595,695	582,894

Less: Allowance for loan losses	(8,410)	(8,487)	(8,597)
Total loans, net	$ 600,004	$ 587,208	$ 574,297

Sold loans, serviced for others	$ 106,360	$ 107,028	$ 106,723

Core deposits (all deposits, excluding CDs)	$ 205,593	$ 203,278	$ 194,043
Non-core deposits (CDs)	243,838	245,981	243,987
Total deposits	$ 449,431	$ 449,259	$ 438,030
